UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/26/2006

Genaera Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-19651

DE	13-3445668
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

610.941.4020
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On Tuesday, September 26, 2006, John L. Armstrong, President and Chief Executive Officer of Genaera Corporation ("the Company), presented an overview of the Company's development programs at the Noble Financial Ontrack 2006 Small Cap Conference being held at The Ballantyne Resort in Charlotte, NC. During the presentation, Mr. Armstrong announced that the Company's vehicle-controlled Phase 3 studies, MSI-1256F-301 and MSI-1256F-302, of EVIZON (TM) (squalamine lactate) (20 mg and 40 mg doses) in subjects with wet age-related macular degeneration were being closed. In addition, Mr. Armstrong noted that the interim evaluation of the Company's Phase 2 study, MSI-1256F-212, of EVIZON (40 mg, 80 mg, 120 mg and 160 mg doses) is not anticipated to occur until the first quarter of 2007 due to slower than anticipated enrollment.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date: September 28, 2006	By:	/s/ John A. Skolas
John A. Skolas
Executive Vice President, Chief Financial Officer, General Counsel and Secretary